SUPPLEMENT DATED DECEMBER 15, 2008
                     TO THE PROSPECTUS DATED MARCH 31, 2008

                                       AND

                                TO THE PROSPECTUS
                DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

                            JNL(R) VARIABLE FUND LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).


EFFECTIVE DECEMBER 15, 2008 IN THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, PLEASE DELETE THE FIRST BULLET IN THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" AND REPLACE IT WITH THE FOLLOWING:

o        The DowSM Dividend Strategy**;


EFFECTIVE DECEMBER 15, 2008 IN THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, PLEASE DELETE THE SUB-SECTION ENTITLED "THE DOWSM CORE 5 STRATEGY" IN THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" AND REPLACE IT WITH THE
FOLLOWING:

THE DOWSM DIVIDEND STRATEGY:

     PRINCIPAL INVESTMENT STRATEGIES. The Dow Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book. The 25 companies are selected on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date and when cash flow activity occurs in the Strategy. The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment.

The 25 common stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks contained in the Dow Jones Select Dividend IndexSM, the Sub-Adviser selects only those stocks having at least $12.1 million of average daily dollar trading volume as of December 31, 2007. This dollar trading volume requirement will be increased by 10% annually.

     o Next, the Sub-Adviser ranks the remaining stocks by the following two factors:

          o    Greatest  one year  change in return on assets.  An  increase  in
               return  on  assets   generally   indicates   improving   business
               fundamentals.

          o Lowest price-to-book. A lower, but positive, price-to-book ratio is generally used as an indication of value.

     o The Sub-Adviser then selects an approximately equal-weighted portfolio of the 25 stocks with the best overall ranking on the above two factors for the Dow Dividend Strategy.

EFFECTIVE JANUARY 1, 2009, IN THE SECTION ENTITLED "MANAGEMENT OF THE JNL VARIABLE FUND" IN THE SUB-SECTION "INVESTMENT ADVISER," PLEASE DELETE THE FOURTH PARAGRAPH AND THE TABLE THAT FOLLOWS, AND REPLACE IT WITH THE FOLLOWING:

Each of the Funds are obligated to pay the Adviser the following fees:

 ASSETS                                          ANNUAL RATE
 ------                                          -----------
 $0 to $50 million                                    0.34%
 $50 to $100 million                                  0.31%
 $100 to $750 million                                 0.28%
 Over $750 million                                    0.27%


This Supplement is dated December 15, 2008.


(To be used with VC4224 10/08,  VC5869 10/08, VC5890 10/08, VC5995 10/08, VC3723
10/08,  VC5825 10/08,  VC5884 10/08,  VC5885 10/08,  VC3656 03/08, VC5526 03/08,
VC3657 03/08,  FVC4224FT  03/08,  NV4224 10/08,  NV3174CE  03/08,  NV5526 03/08,
NV3784 03/08,  NV5869 10/08,  NV5890 10/08, NV5825 03/08, HR105 03/08 and VC2440
03/08.)

                                                                   CMX2722 12/08

                       SUPPLEMENT DATED DECEMBER 15, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

                            JNL(R) VARIABLE FUND LLC

Please note that the change is effective January 1, 2009, and will apply to your variable annuity and/or variable life product(s).


ON PAGE 44, PLEASE DELETE THE THIRD PARAGRAPH AND THE TABLE THAT FOLLOWS IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from each Fund the following fees:

ASSETS                                            ANNUAL RATE
------                                            -----------
$0 to $50 million                                     0.09%
$50 to $100 million                                   0.06%
$100 million to $750 million                          0.03%
Over $750 million                                    0.015%




This Supplement is dated December 15, 2008.


(To be used with V3670 10/08 and V3670PROXY 10/08.)

                                                                   CMX2723 12/08